Exhibit 99.2
INVESTOR PRESENTATION Second Quarter 2022 NASDAQ: XELB Xcel Brands (8/17/22)

SAFE HARBOR STATEMENT FORWARD LOOKING STATEMENTS Certain statements in this presentation, as well as certain oral statements made by management during the presentation, constitute “forward - looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 .. These statements include, without limitation, statements expressed or implied regarding our plans and milestones, plans to fund our current activities, statements concerning our strategic relationships and activities, strategy, future operations and expansion, future financial position, future sales and revenues, projected costs, and market penetration .. In some cases, forward - looking statements can be identified by terminology such as “may, “will”, “should”, “expects”, “seeks”, “plans”, “goals”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “projects”, “continue”, “intends”, “could”, “opportunity”, or negative of such terms or other comparable terminology .. These statements are based on our current expectations and assumptions and are not guarantees of future performance .. You should not place undue reliance on our forward - looking statements, which are subject to a multitude of known and unknown risks and uncertainties that could cause actual results, future circumstance or events to differ materially from those stated in or implied by the forward - looking statements .. These risks and uncertainties include, but are not limited to, the ability of our licensees to produce, market and sell quality products bearing our brand names, continued market acceptance of our brands and any future brands we acquire, our ability to service our significant debt obligations, our ability to raise capital for any future acquisitions, concentration of a substantial portion of our licensing revenue from a limited number licensees, our dependence on QVC, restrictions in our agreements with QVC and other licensees on our ability to sell products with certain retailers, our dependence on promotional services of our spokesperson, limitations on our ownership of the H Halston brands, our ability to manage expected future growth, our ability to identify and acquire additional trademarks, competition for licensees, competition in our licensee’s markets, our ability to protect our intellectual property, our dependence on our CEO and other key executive officers, the success of our e - commerce strategy, supply chain disruptions, operating in high inflation environment and potential recession and other risks and uncertainties detailed from time to time in our public disclosure documents or other filings with the Securities and Exchange Commission .. Additional risks and uncertainties relating to us, and our business can be found in the “Risk Factors” section of our latest annual report on Form 10 - K as well as in our other public filings .. The forward - looking statements are made as of the date hereof, and we disclaim any intention and have no obligation or responsibility, except as required by law, to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise .. This Presentation contains projected financial information and goals with respect to Xcel Brands, Inc .. Such projected financial information and goals constitute forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results .. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information .. See “Forward - Looking Statements” above .. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved .. NON - GAAP FINANCIAL MEASURES In addition to financial measures prepared in accordance with U .. S .. generally accepted accounting principles (GAAP), we use certain non - GAAP financial measures in this presentation .. Adjusted EBITDA is a non - GAAP unaudited measure, which we define as net income (loss) before depreciation and amortization, interest and finance expenses (including loss on extinguishment of debt, if any), income taxes, other state and local franchise taxes, stock - based compensation and costs in connection with potential acquisitions certain adjustments to allowances for doubtful accounts, property and equipment impairment, gain on sale of assets and gain on the reduction of contingent obligation .. We use Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to Xcel’s results of operations .. We believe Adjusted EBITDA is also useful because it provides supplemental information to assist investors in evaluating Xcel’s financial results .. Adjusted EBITDA adds back to net (loss) income certain adjustments to allowances for doubtful accounts for account debtors that have filed for bankruptcy protection triggered by the impact of COVID - 19 .. Adjusted EBITDA should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP .. Given that Adjusted EBITDA is a financial measure not deemed to be in accordance with GAAP and is susceptible to varying calculations, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate Adjusted EBITDA in a different manner than we calculate this measure .. In evaluating Adjusted EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments in this report .. Our presentation of Adjusted EBITDA does not imply that our future results will be unaffected by these expenses or any unusual or non - recurring items .. When evaluating our performance, you should consider Adjusted EBITDA alongside other financial performance measures, including our net income (loss) and other GAAP results, and not rely on any single financial measure .. Xcel Brands (8/17/22)

3 OVERVIEW HIGHLIGHTS PLATFORM GROWTH STRATEGY FINANCIAL OVERVIEW SUMMARY Page 4 Page 6 Page 11 Page 16 Page 26 Page 29 Xcel Brands (8/17/22) TABLE OF CONTENTS

OVERVIEW 4

XCEL IS A CONSUMER PRODUCTS AND LIVE STREAMING MEDIA COMPANY GENERATING OVER $500 MILLION ANNUAL RETAIL SALES IN 2021 “We imagine shopping, entertainment and social media as one thing” – ROBERT D’LOREN, CEO Xcel Brands (8/17/22)

Market leading position in Live Stream and social commerce shopping with nearly $4BB in cumulative retail sales in Live Streaming and 10,000 hours of show programming Industry - leading technology platform designed to drive audience, engagement and sales of products through Live Stream shopping and social commerce Responsive fast - to - market design, supply chain capabilities, and duty - free DTC warehousing to drive social commerce sales and maximize operating margins Historical track record of Revenue and Adjusted EBITDA growth, strong consumer demand for brands, significant investments in infrastructure in 2019 - 2022 poised to generate strong contribution in 2023 and beyond Strong balance sheet with significant working capital and cash position Significant growth opportunities across existing brand portfolio, new businesses driven by Live Stream and Social Shopping, and future acquisitions to accelerate growth into a market that we believe is a multibillion - dollar opportunity HIGHLIGHTS 6 Xcel Brands (8/17/22)

2011 - 2016 BUILDING THE FOUNDATION 7 OUR EVOLUTION Acquired Isaac Mizrahi, Judith Ripka, Halston and C. Wonder Significant growth across our brands in Direct - Response Television and licensing Over $1BB of Live Stream Shopping sales at retail 2017 - 2022 EXPANDING INFRASTRUCTURE Acquired Longaberger, Lori Goldstein Over $5MM of infrastructure investments for wholesale, direct - to - consumer, and Live Stream Shopping Partial divestiture of Isaac Mizrahi at a $70MM valuation and 99%+ annual Return on Equity Approaching $4BB of cumulative Live Stream Shopping sales at retail 2022 FORWARD LEADING LIVE STREAM PLATFORM New brands added to our platform through incubation, partnerships, and future acquisitions Development and expansion of new and existing brands across all channels of distribution through Live Stream Shopping, Wholesale, and DTC divisions 7 Xcel Brands (8/17/22)

OUR BRANDS Note: All brands are fully owned by Xcel Brands Inc. other than (i) Isaac Mizrahi which represents a minority interest retain ed ownership and (ii) Longaberger which represents a 50% ownership position in the business by Xcel. 8 Xcel Brands (8/17/22)

EST. RETAIL SALES OF OUR BRANDS 9 (1) 2022 Goal includes the Isaac Mizrahi Brand Xcel Brands (8/17/22) STRONG CONSUMER DEMAND 8.3% CAGR COVID - 19 (1)

SIGNIFICANT REVENUE GROWTH FROM INVESTMENTS IN TECHNOLOGY, WHOLESALE AND DTC BUSINESSES 10 58% 42% 2021 Royalties Net Sales 99.5% 0.5% 2016 Royalties Net Sales Xcel Brands (8/17/22) Diversification of revenue by distribution channel, category and seasonality

THE PLATFORM 11

XCEL HAS BUILT AN OPERATING PLATFORM DESIGNED TO DRIVE SALES THROUGH SOCIAL COMMERCE 12 BRAND DEVELOPMENT AND MAKETING DESIGN AND CREATIVE LIVE STREAM TECHNOLOGY, MEDIA AND INFLUENCER MARKETING WHOLESALE AND SUPPLY CHAIN AND RELATED TECHNOLOGIES LICENSING IN NON - CORE CATEGORIES DTC WITH DUTY - FREE WAREHOUSING Xcel Brands (8/17/22)

INDUSTRY - LEADING TECHNOLOGY AND LIVE STREAM MEDIA PLATFORM Product sales driven by a targeted digital and traditional media strategy and the use of brand ambassadors and influencers, with conversions driven through Live Stream events. Harness the power of the many to many social commerce 13 Xcel Brands (8/17/22) DRIVES SALES AND ENGAGEMENT ACROSS ALL CHANNELS

A MODEL FOR THE FUTURE OF RETAILING Xcel has developed a fast - to - market, technology driven “vertical” design and sourcing platform for its wholesale and DTC business, designed to create clear advantages over competition, including the ability to: Disintermediate the traditional wholesaler by connecting the retailers directly to the factory Operates section 321 A duty free DTC warehouse Reduce margin compression through exclusive brands and duty and warehouse cost savings Develop intelligent, trend - right products, based upon an integrated technology platform including consumer insight testing, trend analytics, data science, and 3D design eco - system Operate end to end Live Stream platform through proprietary technology Xcel Brands (8/17/22)

Significant investments in design and supply chain technologies including advanced ERP, PLM, 3D Design, Trend Analytics, and other supply chain investments to react quickly to customer demand and maximize operating margins Highly responsive design, development, and supply chain designed to maximize margins Design teams with nearly $4BB in experience designing products that engage customers and work well in Live Stream shopping Multi category supply chain designed to provide high - quality products while maintaining strong margins Xcel Brands (8/17/22) A MODEL FOR THE FUTURE OF RETAILING

GROWTH STRATEGY 16

Grow Existing Brands New Live Stream Driven Businesses Accelerate Wholesale Transformation Pursue Accretive Acquisitions KEY GROWTH STRATEGIES: 2023 - 2025 17

STRONG POTENTIAL IN EXISTING BRANDS HALSTON Growth Opportunities: - Significant expansion in DTC and Live Stream - New Creative Director to drive development of new collections and build community around brand and drive Live Stream sales - New product in development for all channels of distribution - International distribution agreements - Men’s launch JUDITH RIPKA Growth Opportunities: - 900% growth in revenues from 2019 - 2021 driven by continued growth of independent jeweler distribution - Strong potential in DTC and Live Streaming sales - International Opportunities LORI GOLDSTEIN Growth Opportunities: - QVC business back on a strong growth trajectory for 2023 with regular shows in primetime - New collection for better retailers developed and ready to launch in 2023 - Expansion through licensing, DTC and Live Streaming - Brand collaborations 18 Xcel Brands (8/17/22)

STRONG POTENTIAL IN EXISTING BRANDS C. WONDER Growth Opportunities: - Significant expansion in DTC and Live Stream - New Creative Director to drive development of new collections and build community around brand category - Expansion into significant ITV business - International distribution agreements LONGABERGER Growth Opportunities: - P remium social commerce and Live Streaming home products company with over 5,000 nano influencers as stylists and 250,000 customers - Significant growth potential through digital marketing efforts, stylist recruiting, and expansion of vendors - Additional growth opportunities through licensing and international expansion - Technology that can be utilized with other Xcel brands 19 Xcel Brands (8/17/22)

CASE STUDY – ISAAC MIZRAHI Xcel sold 70% position in the Isaac Mizrahi band in May 2022 to WHP Global - Significant increase in value since Xcel acquired the brand in 2011 - Return on Equity of approximately 99% per annum under Xcel’s ownership - Retained interest allows Xcel to participate in continued growth under new owners - Xcel to continue to service Direct - Response Television business - New DTC Website launching under WHP for Fall 2022 - New sportswear licensee under the brand launching in 2022 with US production capabilities for fast replenishment - New categories and international expansion in progress Xcel Brands (8/17/22)

LIVE STREAM SHOPPING REPRESENTS A SIGNFICANT GROWTH OPPORTUNITY FOR XCEL Live Stream Shopping combines the best features of Direct - Response Television and social commerce to drive high customer acquisition, engagement, and conversion Live Stream represents the convergence between shopping, entertainment, and social media, and we believe it will be a primary driver of e - commerce sales within the next five years Xcel Brands (8/17/22)

In Billions USD 0 50 100 150 200 250 300 350 400 2017 2018 2019 2020 2021-2023 Asian Live - Streaming Commerce Market Asian Live-Streaming Commerce Market (1) www.statista.com , coresight research $0 $5 $10 $15 $20 $25 $30 2017 2018 2019 2020 2021-2023 U.S Live - Streaming Commerce Market U.S Live-Streaming Commerce Market In 2021 the Live Streaming social commerce market in China reached over $300B up from $3B in 2017 (2) Social Commerce via Live S treaming is estimated to be $25BB in the U.S. by 2023 (2) 22 THE U.S. LIVE STREAM MARKET IS POISED FOR SIGNFICIANT GROWTH (2) Coresight Research, McKinsey and other reports Xcel Brands (8/17/22) Billions are up for grabs In Billions USD In Billions USD

XCEL IS WELL POSITIONED TO GROW AS LIVE STREAM SHOPPING AND SOCIAL COMMERCE ACCELERATE With nearly $4BB of Live Stream sales and 10,000 hours of show programming, Xcel is well positioned to grow its existing brands, partner with third parties, and acquire brands that the company can accelerate through Live Stream shopping and social commerce The company has the strongest pipeline in our history of new brands and channel launches of existing brands that are slated to launch in 2023, all driven by Live Stream shopping through our DTC platforms and retail partners Xcel’s platform including technology, marketing, design and supply chain are all built to support D2C Live Stream and social shopping with a duty - free advantage Xcel Brands (8/17/22)

WHOLESALE AND DTC TRANSFORMATION Since 2016, Xcel has invested over $5MM in infrastructure to drive its wholesale and direct - to - consumer businesses, all designed around Live Stream and social shopping We plan to accelerate the growth of these divisions in 2023 as we scale our existing brands and add new brands to our portfolio through partnerships and acquisition We plan to leverage our duty - free warehouse operation to drive wholesale sales in retail partners with D2C sales to their customers Xcel Brands (8/17/22)

Since 2011 we have sought the acquisition of brands and businesses that we believe we can drive through Live Stream and social shopping, with an average of one acquisition every two years We continue to seek acquisitions of brands and businesses that we believe we can integrate into our existing platform and either significantly improve our technological or operating capabilities and/or that we can significantly scale through Live Stream and social shopping Finally, we seek category acquisitions that can balance seasonality and consumer trends SEPTEMBER 2011 APRIL 2014 DECEMBER 2014 JUNE 2015 FEBRUARY 2019 NOVEMBER 2019 ACQUISITIONS APRIL 2022 Xcel Brands (8/17/22)

FINANCIAL OVERVIEW 26

REVENUE AND ADJ. EBITDA GROWTH 27 Xcel Brands (8/17/22) COVID - 19 COVID - 19 COVID - 19

BALANCE SHEET HIGHLIGHTS Xcel Brands (8/17/22) 2019 2020 2021 2022 1H CASH $4,641 $4,957 $4,483 $10,873 NET WORKING CAPITAL (exclusive of cash) $4,840 $2,975 $3,386 $5,983 WORKING CAPITAL $9,481 $7,932 $7,869 $16,856 DEBT $19,721 $16,638 $28,031 $0

SUMMARY 29

Market leading position in Live Stream and social commerce shopping with nearly $4BB in retail sales in Live Streaming and 10,000 hours of show programming Industry - leading technology platform designed to drive audience, engagement and sales of products through Live Stream shopping and social commerce Responsive fast - to - market design, supply chain capabilities, and duty - free DTC warehousing to drive social commerce sales and maximize margins Historical track record of Revenue and Adjusted EBITDA growth, strong consumer demand for brands, significant investments in infrastructure in 2019 - 2022 poised to generate strong contribution in 2023 and beyond Strong balance sheet with significant working capital and cash position Significant growth opportunities across existing brand portfolio, new businesses driven by Live Stream and Social Shopping, and future acquisitions to accelerate growth into a market that we believe is a multibillion - dollar opportunity SUMMARY 30 Xcel Brands (8/17/22)

NASDAQ: XELB Xcel Brands (8/17/22)

Adjusted EBITDA is a non - GAAP unaudited measure, which we define as net income before stock - based compensation, interest and finance expense, loss on extinguishment of debt, gain on the reduction of contingent obligations, income taxes, other state and local franchise taxes, depreciation and amortization, goodwill impairment, non - recurring facility exit charges, and net income or loss from discontinued operations. EXHIBIT A 32 Adjusted EBITDA is a non - GAAP unaudited measure, which we define as net income (loss) before depreciation and amortization, inte rest and finance expenses (including loss on extinguishment of debt, if any), income taxes, other state and local franchise taxes, stock - based compensation and costs in connection with potential acquisitions certain adjustments to a llowances for doubtful accounts, property and equipment impairment and gain on the reduction of contingent obligation. Adjusted EBITDA adds back to net (loss) income certain adjustments to allowances for doubtful accounts for account debtors th at have filed for bankruptcy protection triggered by the impact of COVID - 19. Management uses non - GAAP net income, non - GAAP diluted EPS, and Adjusted EBITDA as measures of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to our results of operations. Management believes non - GAAP net income, non - GAAP diluted EPS, and Adjusted EBITDA are also useful because they provide supplemental information to assist investors in evaluating our financial results. Non - GAAP net income, non - GAAP diluted EPS, and Adjusted EBITDA should not be considered in isolation or as al ternatives to net income, earnings per share, or any other measure of financial performance calculated and presented in accordance with GAAP. Given that non - GAAP net income, non - GAAP diluted EPS, and Adjusted EBITDA are financial m easures not deemed to be in accordance with GAAP and are susceptible to varying calculations, our non - GAAP net income, non - GAAP diluted EPS, and Adjusted EBITDA may not be comparable to similarly titled measures of other compa nies, including companies in our industry, because other companies may calculate non - GAAP net income, non - GAAP diluted EPS, and Adjusted EBITDA in a different manner than we calculate these measures. In evaluating non - GAAP net income, non - GAAP diluted EPS, and Adjusted EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments in this document. Our presentation of non - GAAP net income, non - GAAP diluted EPS, and Adjusted EBITDA do es not imply that our future results will be unaffected by these expenses or any unusual or non - recurring items. When evaluating our performance, you should consider non - GAAP net income, non - GAAP diluted EPS, and Adjusted EBITDA alongside other financial performance measures, including our net income and other GAAP results, and not rely on any single financial measure.